EXHIBIT 10.9


                               SUBLEASE AGREEMENT

THIS SUBLEASE AGREEMENT is made as of this 15th day of March, 1999 between N M Holdings Inc formerly known as Nutrition Medical Inc (a Minnesota corporation), hereinafter referred to as "Sublessor", and U-Ship Inc (a Utah corporation), hereinafter referred to as "Sublessee".

                              WITNESSETH, WHEREAS:

         Sublessor, as Tenant, entered into a lease with Caliber Development Corp and/or assigns as Landlord, dated February 22, 1996 and amended on March 31, 1996 and again on August 5, 1996 leasing certain space containing approximately 9,460 square feet in the building, located at 9850 51st Avenue North, Plymouth, Minnesota (the "Building"), to which lease (hereinafter, the "Prime Lease") reference is hereby made, and which is incorporated by reference as if the same were herein set forth at length; and

         Whereas Caliber Development Corporation, assigned its interest in the Lease to Bass Lake Realty Corporation, a Minnesota corporation (the "Prime Landlord"); and

         The parties hereto have agreed that Sublessor shall sublet approximately 9.460 square feet of such space to Sublessee;

         NOW THEREFORE. the parties hereto hereby covenant and agree as follows:

         1. Sublessor hereby subleases to Sublessee said 9,460 square feet, more or less, of the space in said Building, as depicted on Exhibit "A" attached hereto and made a part hereof, (the "Subleased Premises"), for a term of thirty-two (32) months beginning April 1, 1999, and ending November 29, 2001, unless sooner terminated in accordance herewith. Sublessee to pay to Sublessor a Monthly Base Rent as follows:

         Period                           Monthly Base Rent
         4/l/99 -   8/31/2000             $5,687.00
         9/l/2000 -11/29/2001             $5,971.25

plus any additional rent as set forth in paragraph 4 hereof, on the first day of each and every month during the term hereof.

            The Subleased Premises shall be used for the purpose of General Office, Warehouse and Light Manufacturing, as outlined in the Prime Lease.

         3. Sublessee shall not assign its interest in this Sublease nor further sublet the Subleased Premises in whole or in part; and shall not permit its interest in this Sublease to be vested in any third party by operation of law or otherwise.

         4. When Sublessor is charged for Additional Rent or other sums due pursuant to the provisions of the Prime Lease, Sublessee shall be liable for all of such additional rent or sums attributable to the Subleased Premises. Any rent or other sums payable by Sublessee under this Article 4 shall be additional rent and collectable as such. If Sublessor shall receive any refund

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under the Prime Lease, Sublessee shall be entitled to the return of so much thereof from Sublessor as shall be attributable to prior payments by Sublessee.

         5. This Sublease is subject and subordinate to the Prime Lease. Except as may be inconsistent with the terms hereof, all the terms, covenants and conditions contained in the Prime Lease shall be applicable to this Sublease with the same force and effect as if Sublessor were the Landlord under the Prime Lease and Tenant were the lessee thereunder, and in the case of any breach hereof by Sublessee. Sublessor shall have all the rights against Sublessee as would be available to the Landlord against the Tenant under the Prime Lease if such breach were by the Tenant thereunder. A complete copy of the Prime Lease is found in Exhibits "B" attached hereto and made a part hereof. Except as otherwise set forth in this Sublease, Sublessee assumes and agrees to keep, obey and perform all of the terms, covenants and conditions of Sublessor as Tenant under the Prime Lease with respect to the Subleased Premises.

         6. Notwithstanding, anything to the contrary herein set forth, the only services or rights to which Sublessee may be entitled hereunder are those to which Sublessor may be entitled under the Prime Lease.

         7. Neither Sublessee nor Sublessor shall do or permit anything to be done (including without limitation failure to make any payments when due) which would cause the Prime Lease to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in the lessor under the Prime Lease, and each party shall indemnify and hold the other harmless from and against all claims of any kind whatsoever by reason of which the Prime Lease may be terminated or forfeited by the indemnifying party's breach of this provision.

         8. Sublessee has paid Sublessor on the execution and delivery of this Sublease the sum of Four Thousand Five Hundred and 00/100 Dollars ($4,500.00) as security for the full and faithful performance of the terms, covenants and conditions of this sublease on Sublessee's part to be performed or observed, including but not limited to payment of base rent and additional rent in default or for any other sum which Sublessor may expend or be required to expend by reason of Sublessee's default, including any damages or deficiency in reletting the Subleased Premises. in whole or in part, whether such damages shall accrue before or after summary proceedings or other re-entry by Sublessor or the Prime Landlord. If Sublessee shall fully and faithfully comply with all the terms, covenants and conditions of this sublease on Sublessee's part to be performed or observed, the security, or any unapplied balance thereof, shall be returned to Sublessee after the time fixed as the expiration of the demised term and after the removal of Sublessee and surrender of possession of the Subleased Premises to Sublessor.

         9. The Sublessee agrees to accept the Sublease Premises in "as is'" condition. Sublessee shall be responsible for the installation and cost of any and all improvements, alterations or other work required on or to the Subleased Premises or on or to any other portion of the property and/or building of which the Subleased Premises are a part by the Americans With Disabilities Act of 1990 or any other applicable law, rule or regulation as a result of Sublessee's use of the Subleased Premises. Sublessee shall make or install no other improvements, alterations or work on or to the Subleased Premises or on or to the property and/or building of which the Subleased Premises are a part without the prior written consent Of Sublessor (which consent shall not be unreasonably withheld) and Prime Landlord (to the extent such consent is required under the Prime Lease).

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         10. Sublessee shall, during the term hereof, keep in full force and effect, at its expense a policy or polices of public liability insurance with respect to the Subleased Premises and the business of Sublessee, in which Sublessee, Sublessor and Landlord shall be covered by being named as insured parties under reasonable limits of liability not less than: $1,000,000 for injury/death to any one person: $2,000,000 for injury/death to more than one person, and $1,000,000 with respect to damage to property. Such policy or policies shall provide that ten (10) days written notice must be given to Sublessor and Landlord prior to cancellation thereof. Sublessee shall furnish evidence satisfactory to Sublessor and Landlord at the time this Sublease is executed that such coverage is in full force and effect.

         11. Sublessee represents that it has read and is familiar with the terms of the Prime Lease.

         12. All prior understandings and agreements between the parties are merged within this Agreement, which alone fully and completely sets forth the understanding of the parties; and this Sublease may not be changed or terminated orally or in any manner other than by an agreement in writing to which the written consent of the Landlord under the Prime Lease shall have been obtained.

         13. The Sublessee shall be responsible for payment of all utility costs attributable to the Subleased Premises as outlined in the Prime Lease.

         14. Sublessor shall not be liable for any non performance of or noncompliance with or breach or failure to observe any term, covenant or condition of the Prime Lease upon Prime Landlord's part to be kept, observed, performed or complied with, or for any delay or interruption in Prime Landlord's performing its obligations thereunder, provided that Sublessor shall cooperate with Sublessee in assisting Sublessee in enforcing the terms of the Prime
Lease, to the extent provided below. Sublessor assigns unto Subtenant for so long as this Sublease shall be in force and effect, any and all assignable rights and causes of action which Sublessor may have against Prime Landlord with respect to the Subleased Premises due to defaults by Prime Landlord under the Prime Lease. Sublessor agrees to cooperate with and join with Sublessee in any claims or stilts brought by Sublessee against Prime Landlord under the Prime Lease, provided that such participation shall be without cost or expense to Sublessor.

         15. Sublessee will indemnify. defend and hold harmless Sublessor from, and shall reimburse Sublessor for all costs and expenses, including reasonable attorneys' fees incurred by Sublessor in connection with the defense of all claims and demands or third persons, including but not limited to those for death, personal injuries, or property damage, arising out of any default of Sublessee in performing or observing any term, covenant, condition or provision of this Sublease, or out of the use or occupancy of the Subleased Premises by Sublessee, or out of any acts or omissions of the Sublessee, its agents. representatives, employees, customers, guests, invitees or other persons who are doing business with Sublessee or who are at the Subleased Premises with Sublessee's consent. Sublessee, for itself and its insurers, hereby further expressly waives all claims against Sublessor for any and all damages to persons or property caused by or resulting from any thing or circumstance.

         16. This Sublease shall terminate at the end of the Sublease term hereof. Sublessee will peacefully and quietly vacate and surrender the Subleased Premises to Sublessor at the expiration of this Sublease term, in the condition called for under the Prime Lease. The existence of this Sublease is dependent and conditioned upon the continued existence of the Prime Lease, and in the event of the cancellation or termination of the Prime Lease, this Sublease automatically shall be

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terminated; provided, however, that this provision shall or be deemed to release
Sublessor of liability if the Prime Lease is canceled or terminated due to a default by Sublessor as Tenant under the Prime Lease, which default did not result in whole or in part from a default by Sublessee under this Sublease. Sublessor agrees not to amend, alter or modify any of the provisions of the Prime Lease affecting, Sublessee, or to surrender the Prime Lease, without Sublessee's consent, which consent will not be unreasonably withheld or delayed. Sublessor shall have no liability to Sublessee due to the termination of the Prime Lease by reason of any default by Sublessee under this Sublease, or by reason of any condemnation or destruction of the Subleased Premises.

         17. If Sublessee defaults in its obligations under this Sublease, Sublessor shall have all of the same rights and remedies against Sublessee as would be available to the Prime Landlord against Sublessor if Sublessor were in default under the Prime Lease, as fully as if such rights and remedies were set forth in this Sublease.

         18. This Sublease, and the obligations of Sublessor hereunder, is contingent upon the consent of Prime Landlord hereto.

         19. Any notice or demand which either party may or must give to the other hereunder shall be in writing and delivered personally or sent by certified mail, return receipt requested, addressed to Sublessor as follows:

                 N M Holdings. Inc
                 Mr. Rich Hegstrand
                 2700 Black Oak Lane
                 Plymouth, MN 55447

with a copy thereof to the Landlord under the Prime Lease as follows:

                 Bass Lake Realty Corporation
                 c/o Sentinal Real Estate Corporation
                 666 Fifth Avenue
                 26th Floor
                 New York, NY 10123-2698

and to Sublessee, as follows:

                 U-Ship Inc
                 Mr. Peter Lytle
                 9850 51th Avenue North
                 Plymouth. MN 55442

Either party may, by notice in writing, direct that future notices or demands be sent to a different address.

         20. The covenants and agreements herein contained shall bind and inure to the benefit of Sublessor, Sublessee, and their respective heirs, executors, administrators, successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed the date and year first above written.

SUBLESSEE:                              SUBLESSOR:
U-Ship Inc.                             N M Holdings Inc.
(a Utah corporation)                    formerly known as Nutrition Medical Inc.
                                        (a Minnesota corporation)

BY: /S/ Kenneth D. Zigrino               BY: /S/ Rich Hegstrand
ITS: V.P. Admin and Secretary            ITS: Chief Operating Officer
DATE: 3/15/99                            DATE: 3/15/99

                              CONSENT TO SUBLEASE

                                        March 24, 1999

Nutrition Medical, Inc.
9850 51st Avenue North
Suite 120
Plymouth, Minnesota 55447

RE: Sublease Agreement dated March 15, 1999 ("Sublease") between Nutrition Medical, Inc., a Minnesota corporation ("Tenant") and U-Ship, Inc., a Utah corporation ("Subtenant")

         Premises: Suite 120, consisting of approximately 9,460 square feet at the Bass Lake Business Centre II, 9850 51st Avenue North, Plymouth, Minnesota 55447

Gentlemen:

         Reference is hereby made to your request for consent to the subletting contemplated by the Sublease.

         Subject to and contingent upon your consent to the Sublease, we hereby consent to such subletting subject to the following understandings, agreements and conditions:

         1. Neither this consent nor the terms of the Sublease modifies, amend, waives or affects any of the terms, covenants, conditions, provisions or agreements of the lease between Tenant and the undersigned's predecessor-in-interest dated February 22, 1996, as amended on March 31, 1996 and August 15, 1996 ("Lease"), which Lease shall continue to apply to all the space covered by the Lease and the use and occupancy thereof. The Sublease is subject and subordinate at all times to this consent and to the Lease and all of its terms, covenants, conditions, provisions and agreements.

         2. This consent shall not be construed to create a landlord-tenant relationship or privity of contract or estate between the undersigned and Subtenant.

         3. Nothing contained herein shall be construed as a consent to, approval of, or ratification by the undersigned of any of the particular provisions of the Sublease or as a representation or warranty by the undersigned in respect thereof. The undersigned is not passing on the terms, covenants and conditions of the Sublease and is not assuming any obligations under the Sublease.

         4. Neither the Sublease, nor this consent thereto shall be construed as a consent by the undersigned to any further subletting either by Tenant or by Subtenant.

         5. If Tenant breaches any of the terms and provisions of the Lease, the undersigned may elect to receive directly from Subtenant all sums due and payable to Tenant by Subtenant pursuant to the Sublease, and upon written notice from the undersigned, Subtenant shall thereafter pay to the undersigned any and all sums becoming due or payable under the Sublease. Notwithstanding the foregoing, neither the giving of such notice to Subtenant nor the receipt of such direct payments from Subtenant shall cause the undersigned to assume any of Tenant's obligations and/or liabilities under the Sublease, nor shall such event impose upon the undersigned the obligation to honor the Sublease nor subsequently to accept Subtenant's attornment.

         6. This consent is not assignable, nor shall this consent be a consent to any amendment, modification, extension or renewal of the Sublease, without the undersigned's prior written consent.

         7. Tenant and Subtenant agree to reimburse the undersigned, upon demand, for any and all costs and expenses (including, without limitation, attorney's fees and disbursements) incurred by the undersigned in connection with the Sublease and any failure to pay the same upon demand shall be a default under the Lease.

         8. Tenant and Subtenant covenant and agree that under no circumstances shall the undersigned be liable for any brokerage commission or other charge or expense in connection with the Sublease and both Tenant and Subtenant agree to indemnify the undersigned, its directors, officers, agents, shareholders and employees against same and against any cost or expense (including, without limitation, attorney's fees and disbursements) incurred by the undersigned, its directors, officers, agents, shareholders and employees in resisting any claim for any such brokerage commission.

         9. If for any reason the term of the Lease shall terminate, the Sublease shall automatically be terminated, and on or prior to the date of such termination of the Sublease, Subtenant shall quit and surrender the Premises to the undersigned in accordance with all applicable provisions of the Lease.

         10. Tenant shall be liable to the undersigned for any default under the Lease, whether such default is caused by Tenant or Subtenant or anyone claiming by or through either Tenant or Subtenant, but the foregoing shall not be deemed to restrict or diminish any right which the undersigned may have against Subtenant pursuant to the Lease, in law or in equity for violation of the Lease or otherwise, including, without limitation, the right to enjoin or otherwise restrain any violation of the Lease by Subtenant.

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         11.      Subtenant agrees to promptly deliver a copy to the undersigned of all notices of default and all other notices sent to Tenant under the Sublease, and Tenant agrees to promptly deliver a copy to the undersigned of all such notices sent to Subtenant under the Sublease. All copies of any such notices shall be delivered by United States registered or certified mail, postage prepaid, return receipt requested, to Bass Lake Realty Corp., c/o Sentinel Real Estate Corporation, 666 Fifth Avenue, 26th Floor, New York, New York 10103, or to other such place or persons as the undersigned or its agent may from time to time designate.

         12. The execution of this consent by Tenant and Subtenant shall indicate their joint and several confirmation of the foregoing conditions and their agreement to be bound thereby.

                                        Very truly yours,

                                        Bass Lake Realty Corp.
                                        By: /S/Christine C. Kurtz
                                            ----------------------------------
                                            (Title) Vice President

Confirmed and Agreed:

Nutrition Medical, Inc., a Minnesota corporation


By: /S/ Rich Hegstrand
    ----------------------------------
    (Title) Chief Operating Officer


U-Ship, Inc., a Utah corporation



By: /S/ Kenneth D. Zigrino
    ----------------------------------
    (Title) V.P. Admin & Secretary